Exhibit 10-1

THIRD AMENDMENT TO
FORBEARANCE AGREEMENT AND
AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Forbearance Agreement and Amendment to Credit Agreement (the “Third Amendment”), dated as of March 17, 2009, is among SEMGROUP ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below) party hereto (collectively, the “Guarantors”) WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender under the Credit Agreement referenced below and the Lenders (as defined below) signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and certain lenders that are parties thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”).

B. The Borrower, the Guarantors, the Administrative Agent and certain of the Lenders entered into that certain Forbearance Agreement and Amendment to Credit Agreement dated as of September 12, 2008 (as amended, supplemented or modified from time to time, including without limitation by (i) the First Amendment to Forbearance Agreement and Amendment to Credit Agreement, dated as of December 11, 2008, among the Borrower, the Guarantors, the Administrative Agent and certain of the Lenders and (ii) the Second Amendment to Forbearance Agreement and Amendment to Credit Agreement, dated as of December 18, 2008, among the Borrower, the Guarantors, the Administrative Agent and certain of the Lenders, the “Forbearance Agreement”), pursuant to which the Administrative Agent and such Lenders, among other things, agreed to forbear from exercising their rights and remedies under the Credit Agreement and the other Loan Documents relating to certain Events of Default as described in the Forbearance Agreement as amended hereby (the “Existing Events of Default”).

C. The Existing Events of Default are continuing.

D. The Borrower and the Guarantors have requested that the Administrative Agent and the Lenders further amend the Forbearance Agreement to, among other things, extend the Forbearance Period.

E. The Administrative Agent and the Lenders have agreed to further amend the Forbearance Agreement and to enter into this Third Amendment subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Definitions.  All capitalized terms used in this Third Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement, as amended by the Forbearance Agreement (after taking into account the amendments contained herein).

2. Amendment to Section 3 of the Forbearance Agreement.  Section 3 of the Forbearance Agreement is hereby amended by

(a) deleting subsection (b) in its entirety and replacing it with the following:

 “(b)           any Default or Event of Default that results from (i) any failure by the Borrower to file its quarterly report on Form 10-Q with the SEC within the time period required by the Credit Agreement, the Securities Exchange Act of 1934 or applicable law, with respect to the Borrower’s fiscal quarter ended June 30, 2008, the Borrower’s fiscal quarter ended September 30, 2008 and the Borrower’s fiscal quarter ending March 31, 2009, or the failure by the Borrower to file its annual report on Form 10-K with the SEC within the time period required by the Credit Agreement, the Securities Exchange Act of 1934 or applicable law, with respect to the Borrower’s fiscal year ended December 31, 2008, or (ii) any failure by the Borrower to timely deliver to the Administrative Agent (x) the financial statements and other information required by Sections 6.01(b) and 6.02(a) of the Credit Agreement with respect to the Borrower’s fiscal quarter ended June 30, 2008 or (y) the audited financial statements, auditor’s report and other information required by Sections 6.01(a) and 6.02(a) of the Credit Agreement with respect to the Borrower’s fiscal year ended December 31, 2008 (such Defaults and Events of Default, collectively, the “Reporting Default”), provided that such financial statements, auditor’s report and other information required by Sections 6.01(a), 6.01(b) and 6.02(a) of the Credit Agreement shall be delivered to the Administrative Agent no later than April 8, 2009, provided that the certificate of a Responsible Officer of the General Partner accompanying such financial statements and other information shall state that it has been prepared in good faith and in accordance with GAAP, provided further that such statements and information may be subject to adjustments based upon changes made by the Borrower’s outside auditor and any such changes shall not constitute a Default or Event of Default;”

(b) inserting the words “and the Borrower’s fiscal quarter ending March 31, 2009” immediately after the words “Borrower’s fiscal quarter ended December 31, 2008” where such words appear in subsection (e) thereof, and

(c) deleting the words “March 18, 2009” and replacing them with the words “April 8, 2009.”

3. Amendment to Section 6 of the Forbearance Agreement.  Section 6 of the Forbearance Agreement is hereby amended by

(a)           deleting the definition of “Forbearance Agreement” set forth therein and inserting in lieu thereof the following:

“Forbearance Agreement” shall mean that certain Forbearance Agreement and Amendment to Credit Agreement, dated as of September 12, 2008, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto, as may be amended from time to time, including, without limitation, by the First Amendment to Forbearance Agreement, the Second Amendment to Forbearance Agreement and the Third Amendment to Forbearance Agreement.

(b)           inserting the following additional defined term in the appropriate alphabetical order:

“Third Amendment to Forbearance Agreement” shall mean that certain Third Amendment to Forbearance Agreement and Amendment to Credit Agreement, dated as of March 17, 2009, among the Borrower, the Guarantors, the Administrative Agent and certain of the Lenders.

4. Amendment to Section 18 of the Forbearance Agreement.  Section 18 of the Forbearance Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Effect of Forbearance Termination Date.  Except as expressly set forth in the Forbearance Agreement (as amended by the First Amendment to Forbearance Agreement, the Second Amendment to Forbearance Agreement and Third Amendment to Forbearance Agreement), all amendments to the Credit Agreement, the terms of the First Amendment to Forbearance Agreement, the terms of the Second Amendment to Forbearance Agreement, the terms of the Third Amendment to Forbearance Agreement and Sections 14, 16, 17(e) (with respect to confidentiality), 19, 20, 21, 22 and 23 of the Forbearance Agreement shall survive the termination of the Forbearance Agreement.”

5. Amendment to Schedule 2 to the Forbearance Agreement.  Schedule 2 to the Forbearance Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 2 hereto.

6. Continuing Obligations.  During the Forbearance Period:

(a) the Borrower shall continue to retain (i) the Investment Bank or another investment banking firm reasonably acceptable to the Administrative Agent and the Lenders and (ii) Zolfo Cooper or another advisory and interim management firm reasonably acceptable to the Administrative Agent and the Lenders, a senior managing director or equivalent employee of which shall act as Transformation Officer.

(b) the Borrower shall continue to pay all reasonable attorneys’ and financial advisors’ fees and disbursements incurred in connection with the enforcement and protection of the Lenders’ rights under the Credit Agreement and the Loan Documents in accordance with Section 10.04 of the Credit Agreement.

7. Conditions to Effectiveness.  This Third Amendment shall be effective on the date when and if each of the following conditions is satisfied:

(a) Execution and Delivery.  The Administrative Agent shall have received a counterpart of this Third Amendment executed and delivered by the Borrower, each of the Guarantors, the Administrative Agent, and the Required Lenders.

(b) No Default or Event of Default; Accuracy of Representations and Warranties.  The Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that, after giving effect to this Third Amendment, no Default or Event of Default (other than (i) the Existing Events of Default and (ii) the Reporting Default, the Material Contract Defaults, the Swap Default and the Covenant Default (as each is defined in the Forbearance Agreement)) shall exist and each of the representations and warranties made by the Borrower and the Guarantors in the Forbearance Agreement and in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Second Amendment becomes effective, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Fees.  The Borrower shall have paid to the Administrative Agent for the benefit of the Lenders who execute and deliver a counterpart of this Third Amendment to the Administrative Agent by 1:00 p.m. (Eastern Time) on March 18, 2009, a fee equal to 0.25% of the Aggregate Commitments of all of the Lenders (whether or not party hereto) which amount will be credited against any amendment fee related to any amendment that is consummated prior to April 8, 2008.

(d) Expense Reimbursements.  The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys’ and financial advisors’ fees and disbursements) due to the Administrative Agent and for the period from and after July 18, 2008, to the Lenders in accordance with Section 10.04 of the Credit Agreement.

8. Release.  For purposes of this Section 8, the following terms shall have the following definitions:

“Related Parties” shall mean, with respect to any released party, such party’s parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

“Claims” shall mean  any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

Excluding only the continuing obligations of the Lenders and the Administrative Agent under the Credit Agreement, the Loan Documents and this Agreement, the Borrower and each Guarantor, effective as of the effective date of this Third Amendment, hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Loan Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the effective date of this Third Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Loan Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Loan Documents, in each case to the extent, and only to the extent, that (i) such Claims arose prior to the effective date of this Third Amendment, (ii) such Claims result or derive from actions taken or not taken by a releasee in its capacity(ies) as a Lender(s) or as Administrative Agent under the Credit Agreement or the Loan Documents, and (iii) such Claims do not result or derive from actions taken or not taken by a releasee with respect to or in relation to SemGroup, SemCrude L.P., SemMaterials, L.P., K.C. Asphalt, L.L.C. or any of their affiliates (other than the Borrower and the Guarantors).

9. Acknowledgement.  The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever, and the Loan Parties hereby release the Administrative Agent and the Lenders from any and all Claims (as defined in Section 8 of this Third Amendment) other than as provided in Section 8 of this Third Amendment.

10. Confirmation of Forbearance Agreement.  Except as amended by this Third Amendment, all the provisions of the Forbearance Agreement remain in full force and effect from and after the date hereof, and each Loan Party hereby ratifies and confirms each Loan Document to which it is a party.  This Third Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Forbearance Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Forbearance Agreement or any of the instruments or agreements referred to therein.  From and after the date hereof, all references in the Forbearance Agreement to “this Agreement”, “hereof”, “herein”, or similar terms, shall refer to the Forbearance Agreement as amended by this Third Amendment.  Each of the Borrower and the Guarantors also hereby ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Third Amendment.

11. GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12. Loan Document.  This Third Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Third Amendment shall constitute Obligations under the Credit Agreement and shall be secured by the Collateral.

13. Counterparts.  This Third Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Third Amendment by facsimile transmission or electronic photocopy (i.e. a “.pdf”) shall be as effective as delivery of a manually signed counterpart.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed as of the day and year first above written.

SEMGROUP ENERGY PARTNERS, L.P.

By: SemGroup Energy Partners GP, L.L.C.
       its General Partner

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

Guarantors:

SemGroup Energy Partners Operating, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemMaterials Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemGroup Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemGroup Crude Storage, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemPipe, L.P.
    By:  SemPipe, G.P., L.L.C., its General Partner

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemPipe, G.P., L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SGLP Management, Inc.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:   Chief Financial Officer

Lenders:

Wachovia Bank, National Association,
    as L/C Issuer,
    Swing Line Lender and Lender

By:_/s/ C. Mark Hedrick____________
Name: C. Mark Hedrick
Title: Managing Director

ABN AMRO Bank N.V., as a Lender

By:_____________________________
Name:
Title:

Bank of America, N.A., as a Lender

By:_/s/ John W. Woodiel III _________
Name: John W. Woodiel III
Title: Senior Vice President

The Bank of Nova Scotia, as a Lender

By:_/s/ Ron Dooley     _____________
Name: Ron Dooley
Title: Director

Bank of Scotland PLC, as a Lender

By:_____________________________
Name:
Title:

Blue Ridge Investments LLC, as a Lender

By:_/s/ Authorized Signatory_______
Name: Authorized Signatory
Title: Authorized Signatory

BMO Capital Markets Financing Inc., as a Lender

By:_/s/ Richard A. Garcia__________
Name: Richard A. Garcia
Title: Director

Calyon New York Branch, as a Lender

By:_/s/ Kathleen Sweeney____________
Name: Kathleen Sweeney
Title: Managing Director

By:_/s/ Anne G. Shean _____________
Name: Anne G. Shean
Title: Director

Citibank, N.A., as a Lender

By:_/s/ John Mugno_______________
Name: John Mugno
Title: Vice President

Fortis Capital Corporation, as a Lender

By:
Name:
Title:

Guaranty Bank And Trust Company, as a Lender

By:_/s/ Gail J. Nofsinger_____________
Name: Gail J. Nofsinger
Title: Senior Vice President

Halbis Distressed Opportunities Master Fund LTD, as a Lender

By:_/s/ Peter Sakon       _____________
Name: Peter Sakon
Title: Vice President

JPMorgan Chase Bank, N.A., as a Lender

By:_/s/ Phillip D. Martin____________
Name: Phillip D. Martin
Title: Senior Vice President

Lehman Brothers Commercial Bank, as a Lender

By: /s/ Gary Murray
Name: Gary Murray
Title: Chief Credit Officer

Lehman Commercial Paper, Inc., as a Lender

By:_____________________________
Name:
Title:

GE Business Financial Services, Inc., fka Merrill Lynch Business Financial Services, Inc., as a Lender

By: /s/ Randall F. Horrick
Name: Randall F. Horrick
Title: Duly Authorized Signatory

GE Business Financial Services, Inc., fka Merrill Lynch Business Financial Services, Inc., as a Lender

By: /s/ Randall F. Horrick
Name: Randall F. Horrick
Title: Duly Authorized Signatory

One East Liquidity Master LP, as a Lender

By:_/s/ Jim Caciappo                _________
Name: Jim Caciappo
Title: Authorized Signatory

One East Partners Master LP, as a Lender

By:_/s/ Jim Caciappo                _________
Name: Jim Caciappo
Title: Authorized Signatory

Raymond James Bank FSB, as a Lender

By:_/s/ Garrett McKinnon ___________
Name: Garrett McKinnon
Title: Senior Vice President

Royal Bank of Canada, as a Lender

By: /s/ Leslie P. Vowell
Name: Leslie P. Vowell
Title: Attorney-in-Fact

SunTrust Bank, N.A., as a Lender

By:_/s/ Samuel M. Ballesteros_______
Name: Samuel M. Ballesteros
Title: Senior Vice President

UBS Loan Finance LLC, as a Lender

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

UBS Loan Finance LLC, as a Lender

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Acknowledged:

Wachovia Bank, National Association,
    as Administrative Agent

By:_/s/ C. Mark Hedrick_____________
Name: C. Mark Hedrick
Title: Managing Director

SCHEDULE 2

TO

FORBEARANCE AGREEMENT AND

AMENDMENT TO CREDIT AGREEMENT

[The amount of ending book cash is $28,000,000 on a week by week basis for the weeks ending March 21, 2009 through April 4, 2009.]